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                                                               WARRANT #98B-1-23

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH HEREIN AND IN THAT CERTAIN D1998 SERIES B-1 NOTE AND WARRANT PURCHASE AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER HEREOF.

                             1998 SERIES B-1 WARRANT

         FOR PAYMENT VALUE RECEIVED, PhaseCom, Inc., a Delaware corporation (the "Corporation"), hereby grants to ________________ ("Holder"), subject to
Section 2 herein, the right to purchase from the Corporation up to the number of shares of the Corporation's Common Stock equal to the sum of initial principal sum of the Corporation's Promissory Note identified as 1998 Series B-1-23 (the "Promissory Note"), issued by the Corporation or PhaseCom Ltd., an Israeli company and majority-owned subsidiary of the Corporation, as the case may be, in the name of Holder multiplied by 35/100ths (0.35) divided by the Conversion Price (as defined in the Promissory Note) at which Holder converted the Promissory Note (the "Warrant Shares"), subject to the following terms and conditions:

         1. SERIES. This Warrant is one of a duly authorized series of warrants of the Corporation (which are identical except for the variations necessary to express the identification numbers, names of the holder, number of common shares issuable upon exercise thereof and warrant issue dates) designated as its "1998 Series B-1 Warrants."

         2. TERM. This Warrant may be exercised in whole, or in part at any time, and from time to time, from the date of conversion of the Promissory Note, through December 31, 2001 (the "Exercise Period").

         3. PURCHASE PRICE. The purchase price for each Warrant Share purchasable hereunder shall be equal to the Conversion Price at which Holder converted the Promissory Note.

         4. EXERCISE OF WARRANT. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, in accordance with paragraph 2, herein before the end of the Exercise Period by surrender of this Warrant at the principal office of the Corporation in Cupertino, California (or such other office or agency of the Corporation as may be designated by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation), together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder accompanied by payment in full of the amount of the aggregate Warrant Exercise Price in immediately available funds in United States Dollars. Certificates for shares purchased hereunder shall be delivered to the Holder within thirty (30)

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business days after the date on which this Warrant shall have been exercised as aforesaid, but Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this Warrant shall be surrendered.

         5. FRACTIONAL INTEREST. The Corporation shall not be required to issue any fractional shares on the exercise of this Warrant.

         6. WARRANT CONFERS NO RIGHTS OF SHAREHOLDER. Holder shall not have any rights as a shareholder of the Corporation with regard to the Warrant Shares prior to actual exercise resulting in the purchase of the Warrant Shares.

         7. INVESTMENT REPRESENTATION. Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any applicable state securities laws. Holder acknowledges by acceptance of this Warrant that (a) it has acquired this Warrant for investment and not with a view toward distribution; (b) it has a pre-existing personal or business relationship with the Corporation, or its executive officers, or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transaction; and (c) it is an accredited investor as that term is defined in Regulation D promulgated under the Securities Act or is note a U.S. Person as that term is defined in Regulation S promulgated under the Securities Act. Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will be acquired for investment and not with a view toward distribution; and acknowledges that to the extent such Warrant Shares will not be registered under the Securities Act and applicable state securities laws, that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws; or, based on an opinion of counsel reasonably satisfactory to the Corporation, an exemption from such registration and qualification is available. Holder, by acceptance hereof, consents to the placement of the following restrictive legends, or similar legends, on each certificate to be issued to Holder by the Corporation in connection with the issuance of such Warrant Shares:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN
         EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN 1998 SERIES B-1 NOTE AND WARRANT PURCHASE AGREEMENT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER HEREOF.

         8. RESERVATION OF SHARES. The Corporation agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery

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upon exercise of this Warrant, a sufficient number of shares of its Common
Stock to provide for the exercise of the rights represented hereby.

         9. ADJUSTMENT FOR RE-CLASSIFICATION OF CAPITAL STOCK. If the Corporation at any time during the Exercise Period shall, by subdivision, combination or re-classification of securities, change any of the securities to which purchase rights under this Warrant exist under the same or different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares immediately prior to such subdivision, combination or re-classification. If shares of the Corporation's common stock are subdivided into a greater number of shares of common stock, the purchase price for the Warrant Shares upon exercise of this Warrant shall be proportionately reduced and the Warrant Shares shall be proportionately increased; and conversely, if shares of the Corporation's common stock are combined into a smaller number of common stock shares, the price shall be proportionately increased, and the Warrant Shares shall be proportionately decreased.

         10. PUBLIC OFFERING LOCK-UP. In connection with any public registration of this Corporation's securities, the Holder (and any transferee of Holder) agrees, upon the request of the Corporation or the underwriter(s) managing such underwritten offering of the Corporation's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of this Warrant, any of the shares of Common Stock issuable upon exercise of this Warrant or any other securities of the Corporation heretofore or hereafter acquired by Holder (other than those included in the registration) without the prior written consent of the Corporation and such underwriter(s), as the case may be, for a period of time not to exceed on hundred eighty (180) days from the effective date of the registration. Upon request by the Corporation, Holder (and any transferee of Holder) agrees to enter into any further agreement in writing in a form reasonably satisfactory to the Corporation and such underwriter(s). The Corporation may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of said 180-day period. Any shares issued upon exercise of this Warrant shall bear an appropriate legend referencing this lock-up provision.

         11. ASSIGNMENT. With respect to any offer, sale or other disposition of this Warrant or any underlying securities, the Holder will give written notice to the Corporation prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect). Furthermore, no such transfer shall be made unless the transferee meets the same investor suitability standards set forth in Section 7 of this Warrant. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Corporation, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Corporation. If a determination has been made pursuant to this Section 11 that the opinion of counsel for the Holder is not reasonably satisfactory to the Corporation, the Corporation shall so notify the Holder promptly after such determination has been made. Each Warrant thus transferred shall bear the same legends appearing on this Warrant, and underlying securities thus transferred shall bear the legends required by Section 7. The Corporation may

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impose stop-transfer instructions in connection with such restrictions.
Subject to any restrictions on transfer described elsewhere herein, the rights and obligations of the Corporation and the Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties hereto.

         12. NOTICE. Any notice, demand, consent or other communication hereunder shall be in writing addressed to the other party at its principal office or, in respect of Holder, as its address as shown on the books of the Corporation, or to such other address as such party shall have theretofore furnished by like notice, and either served personally, sent by express, registered or certified first class mail, postage prepaid, sent by facsimile transmission, or delivered by reputable commercial courier. Such notice shall be deemed given (i) when so personally delivered, or (ii) if mailed as aforesaid, seven (7) days after the same shall have been posted, or (iii) if sent by facsimile transmission, as soon as sender receives written or telephonic confirmation that the message has been received and such facsimile is followed the same day by mailing by prepaid express, registered or certified mail as set forth herein, or (iv) if delivered by commercial courier, upon receipt.

         13. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

         14. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

         15. DESCRIPTIVE HEADINGS. The headings used herein are descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.


Dated: June 30, 1998                    PHASECOM, INC.



                                        By: _______________________________
                                            Shaul Berger, President



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                               NOTICE OF EXERCISE
                             1998 SERIES B-1 WARRANT

TO:      PHASECOM, INC.

         (1) The undersigned hereby elects to purchase ______ shares of Common Stock of PhaseCom, Inc., pursuant to the terms of the attached 1998 Series B-1 Warrant, and tenders herewith payment in full of the purchase price for such shares.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate representing said shares of Common Stock in the name of the undersigned.

         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.


Date: __________, 199__                      _______________________________
                                             (Name)

                                             _______________________________
                                             (Signature)


                                             _______________________________

                                             _______________________________
                                             (Print Address)



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